PROSPECTUS

CROSS SHORE DISCOVERY FUND

Institutional Shares

June 28, 2019

As amended on July 31, 2019

Cross Shore Discovery Fund (“Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, closed-end management investment company. The Fund invests substantially all of its assets in private investment vehicles or “hedge funds” (“Portfolio Funds”) managed by a variety of different investment managers. The Portfolio Funds are not registered under the 1940 Act and the Fund principally invests in Portfolio Funds organized outside of the U.S.

The Fund’s investment objective is to seek rates of return over a full market cycle that exceed the average rate of return of the HFRX Equity Hedge Index with capital draw downs and overall volatility less than broad U.S. equity market indices. A capital draw down is a period during which the Fund’s net asset value (the “NAV”) is below its most recent, highest NAV. The HFRX Equity Hedge Index, an equally weighted performance index, consists of investment managers who maintain positions both long and short in primarily equity and equity derivative securities.

This Prospectus offers Shares of the Fund’s Institutional class (“Institutional Shares”) which may be purchased through the Distributor or a Selling Agent or through certain selling shareholders of the Fund (the “Selling Shareholders”). In the future, the Fund may offer other classes of common shares with different pricing structures.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. A Statement of Additional Information dated June 28, 2019, as may be amended (“SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request, at no charge, a copy of this SAI (the table of contents of which is on the last page of this Prospectus), annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (844) 300-7828, by writing to the Fund or by visiting the Fund’s website (http://www.crossshorefunds.com). These materials, as well as the Fund’s annual and semi-annual reports and other information about the Fund, are available on the SEC’s website at www.sec.gov. If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust of the Fund as may be amended from time to time (the “Declaration of Trust”).

Before making an investment decision, you or your adviser should consider factors such as net worth, income, age, risk tolerance and liquidity needs in evaluating whether the Fund is a suitable investment for you. Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund. See “Principal Risks.”

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Proceeds to the Fund
Per Institutional Share(1)	At Current NAV	Amount Invested at Current NAV
Sales Load	None(2)	None(2)
Total	$46,302,972.80(3)	$46,302,972.80(3)

(1)	Institutional Shares are offered continuously at a price equal to the then current NAV per Share which was $102.96 as of March 29, 2019. Institutional Shares are not subject to a sales load.

(2)	See, “Plan of Distribution” for information regarding other compensation to be paid in connection with the sale of Institutional Shares.

(3)	These estimated proceeds assume the sale of all Institutional Shares registered under this registration statement. Estimated proceeds are based on the Fund’s NAV of $102.96, as of March 29, 2019.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-844-300-7828 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-844-300-7828. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. Before investing, you should consider the following specific risks of an investment in the Fund:

•	It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that your investment in the Fund is low risk or without risk.

•	An investment in the Fund is illiquid and is not suitable for you if you need access to the money you invest.

•	You may not have access to the money you invest for an indefinite period of time and you should not expect to be able to sell the Fund’s shares of beneficial interest (“Shares”) regardless of how your investment in the Fund performs.

•	You do not have the right to require the Fund to redeem or repurchase your Shares although the Fund may periodically offer to repurchase Shares on such terms as may be determined by the Fund’s Board of Trustees (“Board”). See “Repurchases of Institutional Shares” for a discussion of the Fund’s repurchase policy and its attendant risks.

•	Shares are not, and are not expected to be, listed for trading on any securities exchange. To the Fund’s knowledge, there is no, nor will there be, any secondary trading market for the Shares.

•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust.

•	Because you may not be able to sell your Shares, you will not be able to reduce your investment exposure to the Fund on any market downturn. See “Principal Risks.”

In order to achieve its investment objective, Cross Shore Capital Management, LLC (the “Adviser”) allocates the Fund’s assets among Portfolio Funds whose investment managers generally manage less than $1 billion in assets at the time of the Fund’s investment, employ a long/short equity strategy and have a minimum of five years’ experience in equity research or portfolio management. The Fund cannot guarantee that its investment objective will be achieved or that its investment program will be successful.

Unified Financial Securities, LLC (“Distributor”) acts as principal underwriter and distributor for the Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

Shares are only sold to investors qualifying as “Eligible Investors” as described in this Prospectus. The term “Eligible Investor” is limited to investors that: (1) are U.S. persons for U.S. federal income tax purposes and (2) satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. See “Eligible Investors.”

The Fund intends to accept initial and additional purchases of Institutional Shares from Eligible Investors who are “Institutional Investors” or individual investors. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform. Selling Shareholders may use this Prospectus to resell Institutional Shares consistent with the restrictions on transferability of the Institutional Shares as discussed in this Prospectus.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	20
FINANCIAL HIGHLIGHTS	22
THE FUND	23
USE OF PROCEEDS	24
INVESTMENT OBJECTIVE	24
PRINCIPAL INVESTMENT STRATEGIES	24
PRINCIPAL RISKS	30
ELIGIBLE INVESTORS	40
PLAN OF DISTRIBUTION	42
PURCHASES OF SHARES	44
REPURCHASES OF INSTITUTIONAL SHARES	45
TRANSFER OF SHARES	49
MANAGEMENT	50
PERFORMANCE	52
SERVICES	54
EXPENSES	55
DETERMINATION OF NET ASSET VALUE	56
DISTRIBUTIONS TO SHAREHOLDERS	58
DIVIDEND REINVESTMENT PLAN	58
CERTAIN TAX CONSIDERATIONS	58
CERTAIN ERISA CONSIDERATIONS	65
DESCRIPTION OF SHARES	67
OTHER INFORMATION	68
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	70

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund’s Institutional Shares. Before investing in the Fund’s Institutional Shares, you should carefully read the more detailed information appearing elsewhere in this Prospectus, especially the information under the heading “Principal Risks.”

The Fund	Cross Shore Discovery Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. Interests in the Fund (“Shares”) are also registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Although Shares are registered under the 1940 Act and the 1933 Act, they are subject to substantial limitations on transferability and resale.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds that predominantly employ equity long/short strategies (each a “Portfolio Fund”). These Portfolio Funds are not registered under the 1940 Act and the Fund principally invests in Portfolio Funds organized outside of the U.S.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

This Prospectus offers Shares of the Fund’s Institutional class (the “Institutional Shares”). In the future, the Fund may offer other classes of common shares with different pricing structures. In order to add other classes of common shares, the Fund would need to acquire exemptive relief from the SEC to operate as a multiclass fund. Until the Fund has obtained such exemptive relief, the Fund may not offer shares to the public and must clearly disclose that shares are not available to the public.

The Offering	•	Offering of Institutional Shares by the Fund – the Fund is offering Institutional Shares on a continuous basis. Institutional Shares are offered at their net asset (“NAV”) per Share as of the first Fund business day (“Business Day”) of each month. For purposes of this Prospectus, “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business.

•	Resale of Institutional Shares by Selling Shareholders – this Prospectus also relates to the possible resale by certain of our security holders of up to 157,181.16 Institutional Shares that were issued and outstanding prior to January 30, 2015, the effective date of the Fund’s initial registration statement (the “Selling Shareholders”). The Fund does not expect the Selling Shareholders to re-sell their interests in the Institutional Shares to third parties because: (1) the Selling Shareholders acquired the Institutional Shares for investment purposes only and not with any view toward a resale thereof; and (2) the Institutional Shares are subject to substantial restrictions on transferability. Also, the Selling Shareholders have confirmed that they expect to complete any liquidation of their interests in Institutional Shares through participation in repurchase offers by the Fund when and if authorized by the Fund’s Board of Trustees (the “Board”).

See “Purchases of Shares,” “Repurchases of Institutional Shares” and “Plan of Distribution,” and “Transfer of Shares.”

Eligible Investors	The Fund will only sell Institutional Shares to a prospective investor who is a U.S. person for U.S. Federal income tax purposes and who: (1) satisfies the definition of “accredited investor” as defined in Regulation D under the 1933 Act; or (2) is a “knowledgeable employee” as that term is defined under Rule 3c-5 of the 1940 Act. Investors meeting these requirements are referred to in this Prospectus as “Eligible Investors.”

After an initial purchase, shareholders subscribing for additional Institutional Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund appear in the subscription agreement that must be completed by each prospective shareholder.

Selling Shareholders must provide a notice to the Fund of any proposed transfer of Institutional Shares and this notice must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor and a U.S. person for U.S. federal income tax purposes.

With limited exceptions, Institutional Shares are not transferable, and liquidity for investments in Institutional Shares may be provided only through periodic repurchase offers by the Fund.

See “Eligible Investors” and “Transfer of Shares.”

Investment Objective	The Fund’s investment objective is to seek rates of return over a full market cycle that exceed the average rate of return of the HFRX Equity Hedge Index with capital draw downs and overall volatility less than broad U.S. equity market indices.

A capital draw down is a period during which the Fund’s NAV is below its most recent, highest NAV. The HFRX Equity Hedge Index, an equally weighted performance index, consists of investment managers who maintain positions both long and short in primarily equity and equity derivative securities.

See “Investment Objective.”

Principal Investment Strategies	In seeking rates of return that exceed the average rate of return of the HFRX Equity Hedge Index, Cross Shore Capital Management, LLC (the “Adviser”) allocates the Fund’s assets among a selected group of investment managers (“Investment Managers”) that direct the investment of such assets in securities and other financial instruments.

The Adviser focuses on Investment Managers that fit within the following criteria:

•	a minimum of five years’ experience in equity research or portfolio management;

•	a disciplined risk management style and a clearly defined investment philosophy;

•	a substantial portion of the Investment Manager’s (and/or its principals) own assets are invested in a prospective Portfolio Fund;

•	less than $1 billion of assets under management at the time of the Fund’s investment; and/or

•	stable firm management and reliable back-office support.

The Fund accesses these Investment Managers by investing in Portfolio Funds managed by these Investment Managers. The Portfolio Funds are not registered under the 1940 Act. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”) for federal income tax purposes. To facilitate compliance with the Code provisions applicable to RICs, the Fund principally invests in Portfolio Funds organized outside of the U.S. See “Certain Tax Considerations – Taxation as a RIC”.

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominantly employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities.

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies.

Investment Managers, for example, may construct long and short portions based upon: (1) a mispricing of equity securities relative to each other or relative to historic norms (Relative Value Approach); (2) the effect of events on different equity securities (Event Driven Approach); (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Long/Short Approach); and/or (4) the effect of economic and political changes on the prices of equity securities (Directional Trading Approach) (collectively, “Long/Short Equity Techniques”). The Investment Managers may utilize a variety of investment styles (e.g. growth/ value, small cap/large cap) and focus on specific sectors, regions (e.g. U.S., emerging markets, global) and asset classes (e.g. common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”) to implement their equity long/short strategies. A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding Equities Securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

Derivatives. While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

Options. An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract. An Investment Manager may purchase a call option or write (sell) a put option on an Index if the Investment Manager expects the value of the Index to increase during the term of the option. Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on an Index if the Investment Manager expects the market value of that Index to decrease during the term of the option. The exercise of an Index option settles in cash. A Portfolio Fund may close out a call or put written on an Index by purchasing a call or put, respectively, on the same Index and with the same Strike Price and expiration date. To close out a position as a purchaser of an Index option, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

Futures. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract. Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract. Futures contracts settle in cash on the Settlement Date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors. In a total return swap on Equity Securities, one party sells (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement. A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement. Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments. Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

See “Principal Investment Strategies – Portfolio Funds.”

Borrowing (For Non-Leverage Purposes)	The Fund has the authority to borrow money. Generally, such borrowing will be limited to 25% of the Fund’s total assets at the time of the borrowing. The Fund may enter into a credit facility with a third-party lender to facilitate borrowing. The Fund currently intends to utilize credit facilities for: (1) satisfying periodic offers to repurchase Institutional Shares when and if authorized by the Board; (2) paying fees and expenses; and (3) making investments in anticipation of the receipt of subscription funds.

The Portfolio Funds may also borrow money for similar and other non-leverage purposes.

Leverage	The Portfolio Funds may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy Equity and Fixed Income Securities), selling short Equity and Fixed income securities, using derivatives and participating in other forms of direct and indirect borrowing. If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity.

See “Principal Investment Strategies – Leverage.”

Principal Risks	An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk. No guarantee or representation is or can be made that the Fund will achieve its investment objective. Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below. In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risks of investing in the Fund prior to acquiring Institutional Shares.

The following is a summary of the principal risks of investing in the Fund. The principal risks of investing in the Fund may adversely affect the Fund’s performance. For a more complete discussion of these risks, see “Principal Risks” below.

•	Borrowing Risk (For Non-Leverage Purposes) – The rights of creditors to the assets of a debtor are senior to those of equity investors. As a creditor, a third-party lender would have a first priority claim on any cash and assets held by the Fund, which could reduce or eliminate the liquidity available for periodic repurchase offers, when and if approved by the Board.

•	Conflicts of Interest Risk – The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. For example, the Fund may purchase certain securities while another account is selling the same or similar securities due to varying investment strategies.

Also, the Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees. Each client of the Adviser has its own investment objectives, trades independently and generally does not compete with other clients for investment opportunities. When allocating a limited investment opportunity that is potentially appropriate for several clients, the Adviser may consider a number of factors including each client’s investment objectives and strategies, risk profile, tax status, other assets, liquidity, and timing of cash flows to help ensure that the limited opportunity is allocated fairly. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management fee payable by the Fund and, accordingly, the fees received by the Adviser.

Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by the Adviser, which could create an incentive for the Adviser to purchase or redeem interests in certain Portfolio Funds.

•	Cybersecurity Risk – The Fund may suffer an intentional cybersecurity breach such as: unauthorized access to systems, networks, or devices (such as through “hacking”) activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. While the Fund has established cybersecurity procedures and an incident response plan seeking to address such incidents, there are inherent limitations in such procedures and plans and it is not possible to anticipate and prevent every cyber attack.

•	Fund of Funds Structure Risk – Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act. Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The following additional risks are relevant to the Fund’s implementation of the fund of funds structure:

Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund. Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Custody Risk. A Portfolio Fund may not be required to, or may not, custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

Expense Layering Risk. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager. As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 25% of a Portfolio Fund’s net profits. Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.

Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.

Foreign Organization Risk. The Fund principally invests in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. See also “Portfolio Fund Risk – Foreign Investment Risk” below.

Implementation Risk. The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds. The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the Portfolio Fund’s investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

Valuation Risk. Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser, however, will generally not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.

•	Legal and Regulatory Risk – Securities markets are subject to comprehensive statutes and regulations. Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests. Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds. Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

•	Liquidity Risk – An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase Institutional Shares and Institutional Shares are subject to substantial restrictions on transferability. There is currently no market for Institutional Shares, and it is not contemplated that one will develop.

•	Loss of Investment Risk – An investment in the Fund is subject to loss, including the possible loss of the entire amount invested.

•	Market Risk – The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the volatility, value and liquidity of the Fund’s investments.

•	Non-Diversification Risk – The Fund is non-diversified and the Fund’s investment in the securities of a limited number of Portfolio Funds exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

•	Portfolio Fund Risk – The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds:

Borrowing Risk (For Non-Leverage Purposes). The rights of creditors to the assets of a debtor are senior to those of equity investors. As a creditor, a third-party lender would have a first priority claim on any cash and assets held by a Portfolio Fund.

Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. The issuer of a convertible security may force a Portfolio Fund to convert the convertible securities before it would otherwise choose to do so, which may decrease the Portfolio Fund’s return.

Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies.

Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

Emerging Markets Risk. In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater. There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the equity securities of smaller companies at an acceptable price, especially during periods of market volatility.

Fixed Income Securities Risk. Changes in interest rates may reduce the value of Fixed Income Securities. The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates. High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with securities with lower interest rates, thus reducing performance.

Focus Risk. A Portfolio Fund that invests in a particular market sector will be subject to the risks associated with that sector and may be more adversely affected by risks of that market sector than if the Portfolio Fund invested its assets across multiple market sectors.

Foreign Investment Risk. Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds. Foreign investments may also be adversely affected by changes in currency exchange rates, social, political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions and may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes. There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.

Futures Risk. The price of an Index futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index, the Settlement Price, the time remaining until the expiration date of the futures contract and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index futures. A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested. The buyer of an Index future will suffer losses, which may theoretically be unlimited, as the value of the underlying Index declines. The seller of an Index future will suffer losses, which also may theoretically be unlimited, as the value of the Index increases. Because of low margin deposits normally required to participate in futures positions, an extremely high level of leverage is typical. As a result, a relatively small price movement in an Index futures contract may result in substantial losses to a Portfolio Fund. Changes in the liquidity of Index futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the Index futures. If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result. Potential losses on Index futures contracts are unlimited.

Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer.

Leverage Risk. The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund. In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (i.e., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities.

Long/Short Equity Strategy Risk. The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the equity securities utilized to implement the strategy.

Investment Managers employ Long/Short Equity Techniques the risks of which are as follows:

Relative Value Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short positions based on such discrepancies.

Event Driven Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to timely identify potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.

Fundamental Long/Short Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.

Directional Trading Approach Risk. The success of this technique is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short positions in those securities based on such predictions.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities. These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

Options Risk. The price of an Index option can be highly volatile and is dictated by a variety of factors including the value of the Index, the Strike Price, the time remaining until the expiration date of the option and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an Index option. A small investment in an Index option may have a large impact on the performance of a Portfolio Fund as an Index option may result in losses in excess of amounts invested. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The market for Index options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of Index options. If Index options cannot be closed out timely due to illiquid secondary markets, losses may result. Potential losses on the purchases of puts and calls are limited to the amount of premium paid. The writing of calls and puts exposes the writer to potentially unlimited losses.

Short Selling Risk. The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale. Losses on short sales are theoretically unlimited.

Swap Agreements Risk. The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of these swaps. Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities. Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities. Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities. Participation in a total return swap also involves counterparty credit risk and payments owed to a participant may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty. If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

Turnover Risk. The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees. The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

Rescission Risk. During the period from December 1, 2018 through June 3, 2019, the Fund sold Shares that were not properly registered (the “Covered Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). We are in the process of initiating a rescission offer (the “Rescission Offer”) to certain Fund shareholders who purchased Shares during that timeframe in order to ensure compliance with the Securities Act and limit any contingent liability the Fund might have for selling the Covered Shares. It is not certain that the Rescission Offer will bar claims relating to the Covered Shares. If a person accepts the Rescission Offer, but subsequently asserts a claim against the Fund for an additional remedy, the Fund would expect to assert that the person’s acceptance of the Rescission Offer eliminated any liability the Fund otherwise may have had to that person under Section 12 of the Securities Act. Where the Rescission Offer was rejected, the Fund may continue to be contingently liable for rescission or damages under federal law. Generally, the statute of limitations for enforcement of federal statutory rescission rights by a security holder is one year commencing on the date of the sale of the security sold in violation of the federal registration requirements. The Fund intends to assert among other defenses, in any litigation initiated by a shareholder who did not accept the Rescission Offer, that such shareholder is estopped or otherwise precluded from asserting such a claim. In addition, the Rescission Offer will not prevent regulators from pursuing enforcement actions or imposing penalties and fines against the Fund with respect to any violations of securities laws. In any event, the Rescission Offer is not expected to have a material impact on the Fund’s financial condition or liquidity.

Purchases of Shares Offering of Institutional Shares by the Fund.	The Fund continuously offers Institutional Shares at their NAV per Share through Unified Financial Securities, LLC, the principal underwriter and distributor of the Institutional Shares (the “Distributor”). Additional broker-dealers or other financial intermediaries (“Selling Agents”) may be appointed by the Distributor to assist in the distribution of Institutional Shares. The Institutional Shares are not subject to a sales load. Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. These additional terms and conditions that may be imposed by Selling Agents are not imposed by the Fund, the Distributor or the Fund’s service providers.

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

The minimum initial subscription for Institutional Shares is $50,000 and the minimum subsequent subscription is $5,000. The Fund intends to accept initial and additional purchases of Institutional Shares as of the first Business Day of each calendar month. Institutional Shares may be offered less frequently as determined by the Board in its sole discretion.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date (i.e., the first Business Day of each month). The investor will not become a shareholder of the Fund and will have no rights under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) until the purchase date. The investor must also complete a subscription agreement (for initial purchases) and/or such other documentation as required by the Fund (for both initial and subsequent purchases). Generally, this documentation must be received by the Fund’s transfer agent at least five (5) Business Days before the purchase date. Investors should confirm specific deadlines for receipt of funds and documentation by a Selling Agent as those entities may maintain different deadlines.

The Fund reserves the right to reject, in whole or in part, any purchase of Institutional Shares and may suspend the offering of Institutional Shares at any time.

See “Plan of Distribution” and “Purchases of Shares.”

Resale of Institutional Shares by Selling Shareholders. Pursuant to this Prospectus, Selling Shareholders may resell Institutional Shares acquired prior to January 30, 2015, the effective date of the Fund’s initial registration statement (1933 Act registration number 333-196691), consistent with the transferability and resale restrictions associated with Institutional Shares as set forth herein. The Fund does not expect the Selling Shareholders to re-sell their interests in the Institutional Shares to third parties because: (1) the Selling Shareholders acquired the Institutional Shares for investment purposes only and not with any view toward a resale thereof; and (2) the Institutional Shares are subject to substantial restrictions on transferability. Also, the Selling Shareholders have confirmed that they expect to complete any liquidation of their interests in Institutional Shares through participation in repurchase offers by the Fund when and if authorized by the Board.

See “Purchases of Shares,” “Repurchases of Institutional Shares,” “Plan of Distribution,” and “Transfer of Shares.”

No Redemptions; Repurchases of Shares	Because the Fund is a closed-end fund, shareholders do not have the right to require the Fund to redeem any or all of their Institutional Shares. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Institutional Shares pursuant to written repurchase offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Institutional Shares, the Board will consider a variety of operational, business and economic factors. The Board convenes quarterly to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Valuation Date”).

In order to permit the Fund to finance the repurchase of Institutional Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders will be required to tender the Institutional Shares they wish to sell in the repurchase offer, at least 75 days prior to the Valuation Date (“Repurchase Offer Acceptance Deadline”). The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer. A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Institutional Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $25,000 worth of Institutional Shares. A shareholder tendering only a portion of its Institutional Shares for purchase will be required to continue to hold Institutional Shares with a value of at least $25,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its Institutional Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may reduce the amount to be repurchased so that value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Institutional Shares.

See “Repurchases of Institutional Shares.”

Transfer of Shares	There is no public market for Institutional Shares and none is expected to develop. The Fund will not list Institutional Shares on a stock exchange or similar market. With very limited exceptions, Institutional Shares are not transferable, and liquidity for investments in Institutional Shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer Institutional Shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void.

See “Transfer of Shares.”

Distributions/Dividend Reinvestment Plan	The Fund intends to distribute substantially all of its net investment income to shareholders annually as of the last Business Day of each calendar year. Unless a shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Institutional Shares.

See “Distributions to Shareholders” and “Dividend Reinvestment Plan.”

Adviser	Cross Shore Capital Management, LLC, a New York limited liability company, is the Adviser. The Adviser is a registered investment adviser with offices at 111 Great Neck Road, Suite 210, Great Neck, New York 11021.

As of June 1, 2019, the Adviser’s total assets under management were approximately $302.8 million.

For management services rendered to the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser receives an annual fee of 1.25%, payable monthly based on the Institutional Shares’ month end NAV.

See “Management – Investment Adviser.”

Performance	Simultaneous with the commencement of the Fund’s operations on January 2, 2015 (“Commencement of Operations”), the Cross Shore Discovery Fund, LTD (the “Predecessor Fund”), terminated and distributed its assets (after the payment of all remaining liabilities and obligations and the establishment of any reserves) to its sole partner, Cross Shore QP Partners, LP (the “QP Partnership”). Upon receipt, the QP Partnership contributed these assets to the Fund in return for more than 80% of the ownership interests in the Fund. The performance of Institutional Shares for periods before January 2, 2015 is that of the Predecessor Fund. The Predecessor Fund’s performance was adjusted to reflect the estimated expenses of the Institutional Shares (minus the projected Acquired Fund Fees and Expenses). The performance of the Predecessor Fund was adjusted to reflect the Institutional Shares’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses) for its first year of operations as a registered investment company (without giving effect to any fee waivers or expense reimbursements). For the estimated gross expenses of the Institutional Shares (including Acquired Fund Fees and Expenses), see “Summary of Fund Expenses.”

For past performance information of Institutional Shares, see “Performance.”

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

Services	Administrator, Transfer Agent and Compliance Services. Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, transfer agent and compliance services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer and Principal Accounting Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel. Fees and expenses of the Administrator are paid by the Fund.

Fund Accountant. Citco Fund Services (USA) Inc. (“Citco”), 3 Second Street, Harborside Plaza 10, Jersey City, New Jersey 07311, provides fund accounting services to the Fund. Fees and expenses of Citco are paid by the Fund.

Custodian. The Huntington National Bank, N.A. (the “Custodian”), 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Fees and expenses of the Custodian are paid by the Fund. The Custodian has retained Citco Bank (Canada), Inc. (the “Foreign Custodian”) to serve as the Fund’s foreign subcustodian and to custody the Fund’s interests in the Portfolio Funds. The Foreign Custodian is compensated by the Fund for the foreign custody services provided to the Fund.

See “Services.”

Fund Expenses	Fund Expenses. The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees and certain expenses of its service providers including legal and audit fees; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; and (6) registration fees.

Portfolio Fund Expenses. The Portfolio Funds incur their own operating expenses. As an investor in the Portfolio Funds, the Fund indirectly bears its pro rata allocation of the Portfolio Funds’ expenses.

Expense Limitation. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed 2.00% (after fee waivers and/ or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). The arrangements will continue until July 31, 2020. The Adviser may recoup fees waived and expenses reimbursed under certain circumstances.

See “Expenses.”

Certain Tax Considerations	The Fund intends to qualify, for U.S. federal income tax purposes, as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

For each taxable year that the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on any of its income distributed to shareholders. The Fund will distribute substantially all of its net investment income and gains to shareholders and these distributions will generally be taxable to shareholders as ordinary income.

Shareholders not subject to tax on their income will not be required to pay tax on these distributions.

See “Certain Tax Considerations.”

Certain ERISA Considerations	Generally, investors subject to The Employee Retirement Income Security Act of 1974 (“ERISA”) and other tax exempt investors, including employee benefit plans, individual retirement accounts, and Keogh Plans, may acquire Institutional Shares to the extent that they are Eligible Investors. Fund assets are not deemed to be “plan” assets under ERISA.

Before investing the assets of a plan subject to ERISA (each an “ERISA Plan”) or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) in the Fund, the Plan fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in U.S. Department of Labor (“DOL”) regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for the Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made.

See “Certain ERISA Considerations.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Fund Operating Expenses (as a percentage of average net assets)	Institutional Shares
Management Fees	1.25%
Interest Payments on Borrowed Funds	0.00%
Other Expenses(1)	0.77%
Acquired Fund Fees and Expenses(2)	4.48%
Total Annual Fund Operating Expenses(3)	6.50%
Fee Waiver and/or Expense Reimbursement(3)	-0.02%
Net Expenses(3)	6.48%

(1)	“Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses. Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits. These fees payable to Investment Managers are estimates and may be higher or lower. The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.” Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.

(3)	The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 2.00% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date of reimbursement or reduction if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. These arrangements will continue until July 31, 2020 and may be terminated at any time by the Board. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Institutional Shares at the NAV per Share. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$64	$190	$313	$603

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. The table below reflects the financial results for a single Institutional Share. This information has been derived from the Fund’s financial statements. The information for the fiscal years ended March 31, 2019 and 2018 have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report appears in the Fund’s annual report to shareholders dated March 31, 2019. Financial statements for the periods ended March 31, 2017, 2016, and 2015 were audited by another independent registered public accounting firm. The annual report is available from the Fund upon request without charge.

			For the Year Ended:
	March 31, 2019		March 31, 2018		March 31, 2017	March 31, 2016	For The Period January 30, 2015 to March 31, 2015(1)
Per Share Operating Performance
Net asset value, beginning of period	$103.50		$105.77		$93.21	$103.50	$98.99
Investment operations:
Net investment loss	(2.09	)(2)	(2.47	)(2)	(2.97)	(1.93)	(0.38	)(2)
Net realized and unrealized gains/(losses) from investments in Portfolio Funds	5.51		15.55		16.42	(6.63)	4.89
Net change in net assets resulting from operations	3.42		13.08		13.45	(8.56)	4.51
Distributions from:
Net investment income	(3.96)		(15.35)		(0.89)	(1.73)	—
Net asset value, end of period	$102.96		$103.50		$105.77	$93.21	$103.50

Total return(3)	3.73%		12.57%		14.49%	(8.37)%	4.56	%(4)
Net assets, end of period	$40,391,631		$33,409,457		$32,389,358	$32,097,221	$16,293,591

Ratios To Average Net Assets
Expenses after waiver and reimbursement(5)	2.08%		2.25%		2.25%	2.25%	2.25	%(6)
Expenses before waiver and reimbursement(5)	2.18%		2.57%		2.72%	2.97%	5.11	%(6)
Net investment loss after waiver and reimbursement(5)	(2.00)%		(2.25)%		(2.25)%	(2.25)%	(2.25	)%(6)
Net investment loss before waiver and reimbursement(5)	(2.10)%		(2.57)%		(2.72)%	(2.97)%	(5.11	)%(6)
Portfolio turnover rate	32.77%		15.61%		15.01%	2.00%	0.00	%(4)

(1)	The period of the financial highlights is from the date of effectiveness of the Fund's registration statement under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, through March 31, 2015.

(2)	Calculated based on the average shares outstanding during the period.

(3)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.

(4)	Not annualized.

(5)	The ratios do not reflect the Fund's proportionate share of income, expenses and incentive allocations of the underlying Portfolio Funds.

(6)	Annualized.

THE FUND

The Fund is a Delaware statutory trust formed on May 21, 2014 that is registered under the 1940 Act as a non- diversified, closed-end management investment company. Although the Institutional Shares are registered under both the 1940 and 1933 Acts, they are subject to substantial limitations on transferability and resale.

The Fund’s office is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 and its telephone number is (844) 300-7828.

The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed Portfolio Funds. The Adviser believes that investing in multiple Portfolio Funds that, collectively, utilize a variety of investment approaches and techniques to implement their equity long/short strategies provides exposure to an assortment of investment opportunities and the potential for lower investment risk through professional, actively managed hedged exposure to equity markets.

The Portfolio Funds are not registered under the 1940 Act and the Fund principally invests in Portfolio Funds organized outside of the U.S.

The Fund is suitable only for investors that can tolerate a significant amount of investment risk and that do not require liquidity of their interests in the Fund.

This Prospectus offers the Fund’s Institutional Shares.

USE OF PROCEEDS

The Fund invests proceeds from the sale of Institutional Shares, net of fees and expenses, consistent with its investment objective and investment strategies. These proceeds are invested as soon as possible (and not later than 3 months) after their receipt consistent with market conditions and the availability of suitable investments. Pending investment in Portfolio Funds, the Fund may invest the proceeds in cash equivalents such as high- quality, short-term debt securities and money market funds. The Fund may also maintain a portion of the proceeds in cash equivalents to satisfy operational expenses. The Fund does not expect to receive any proceeds from the resale of Institutional Shares by the Selling Shareholders.

At times when the Fund is not investing in Portfolio Funds, it will not be pursuing its investment objective.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to provide investors with rates of return over a full market cycle that exceed the average rate of return of the HFRX Equity Hedge Index with capital draw downs and overall volatility less than the broad U.S. equity market indices.

A capital draw down is a period during which the Fund’s NAV is below its most recent, highest NAV. The HFRX Equity Hedge Index, an equally weighted performance index, consists of investment managers who maintain positions both long and short in primarily equity and equity derivative securities.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed by the Board.

PRINCIPAL INVESTMENT STRATEGIES

Portfolio Funds

In seeking rates of return that exceed the average rate of return of the HFRX Equity Hedge Index, the Adviser allocates the Fund’s assets among a selected group of Investment Managers that direct the investment of such assets in securities and other financial instruments. The Fund accesses these Investment Managers by investing in Portfolio Funds managed by these Investment Managers. The Portfolio Funds are not registered under the 1940 Act. To facilitate compliance with the Code provisions applicable to RICs, the Fund principally invests in Portfolio Funds organized outside of the U.S. See “Certain Tax Considerations – Taxation as a RIC.”

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominantly employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the Equity Securities (or the equivalent thereof) of U.S. and foreign issuers. A Portfolio Fund takes a “long” position in an equity security when it purchases the security with an expectation that the security will increase in value. A “short” position is created when a Portfolio Fund borrows an equity security from a third party and sells the security based on the expectation that its value will decline. A Portfolio Fund may profit on a short sale if it can return the borrowed security by purchasing the security in the market at a price lower than that at which the security was sold short.

These long and short positions are created by purchasing and selling short specific Equity Securities or groups of Equity Securities. Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies including the following Long/Short Equity Techniques:

Relative Value Approach: The relative value approach involves the purchase and selling short of Equity Securities or groups of Equity Securities to capitalize on a mispricing relative to each other or based on historic norms.

Event Driven Approach: The event driven approach attempts to take advantage of the effect of events on the value of Equity Securities by purchasing Equity Securities whose value is expected to increase due to an anticipated event and by selling short Equity Securities whose value is expected to decrease due to an anticipated event. Equity Securities subject to this strategy may include distressed companies (e.g., companies whose Equity Securities are available at a reduced price but are expected to be worth more after emergence from bankruptcy or upon liquidation) and companies subject to potential mergers as well as companies initiating spin offs, restructurings and recapitalizations.

Fundamental Long/Short Approach: The fundamental long/short approach involves the purchase of Equity Securities or groups of Equity Securities that are undervalued and the selling short of such securities that are overvalued.

Directional Trading Approach: The directional trading approach attempts to capitalize on increases and declines in the values of Equity Securities in response to economic and political changes such as changes in interest rates, exchange rates, liquidity and political leadership.

The Investment Managers may also utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and may focus on specific sectors (e.g. financials, healthcare, telecommunications), regions (e.g. U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other Equity Securities such as preferred stocks, convertible securities and warrants to implement their equity long/short strategies. A Portfolio Fund may also invest in Fixed Income Securities on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding equities and Equity Securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

Derivatives. While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Indices, futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against certain long/short strategy risks, including short selling risk.

Options. An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in case of a put option) the writer (seller) at the Strike Price on or before the expiration date of the contract. An Investment Manager may purchase a call option or write (sell) a put option on an Index if the Investment Manager expects the value of the Index to increase during the term of the option. Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on an Index if the Investment Manager expects the market value of that Index to decrease during the term of the option. If the Strike Price of a call option is less than value of the Index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the Strike Price and the closing price of the Index, multiplied by a factor (typically $100), on the date of exercise. If the Strike Price of a put option exceeds the value of the Index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the Index, multiplied by a factor (typically $100), on the exercise date.

A Portfolio Fund may close out a call or put written on an Index by purchasing a call or put, respectively, on the same Index and with the same Strike Price and expiration date. To close out a position as a purchaser of an Index option, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

Futures. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at the Settlement Price. A futures contract on an Index involves the delivery of an amount of cash equal to a specified dollar amount (e.g. $500 for S&P 500 futures) times the difference between the Index value at the close of trading of the contract and the price at which the futures contract was originally struck. An Investment Manager may take a long position in a futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract. Alternatively, an Investment Manager may take a short position in a futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract. Futures contracts settle in cash on the Settlement Date. Generally, futures contracts are closed out prior to their expiration date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors. In a total return swap on Equity Securities, the Payor sells to the Receivor an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on a fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement. A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement. Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

Other Investments. Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, a Portfolio Fund may also, without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

Portfolio Funds Selection Process

Initial Due Diligence. It is the responsibility of the Adviser to: (1) identify Investment Managers and the Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund. The Adviser believes it has a competitive advantage in identifying prospective Portfolio Funds because of its long-standing professional relationships, its wide network of industry contacts developed from years of securities industry experience and the investment process through which it analyzes Investment Managers.

The Adviser focuses on Investment Managers that generally fit within the following criteria:

•	a minimum of five years’ experience in equity research or portfolio management;

•	a disciplined risk management style and a clearly defined investment philosophy;

•	a substantial portion of the Investment Manager’s (and/or its principals) own assets are invested in a prospective Portfolio Fund;

•	less than $1 billion of assets under management at the time of the Fund’s initial investment; and/or

•	stable firm management and reliable back-office support.

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above. Additionally, certain of the above criteria may be emphasized over others in the selection of a particular Investment Manager.

Prior to investing in a Portfolio Fund, the Adviser conducts an onsite visit of the Investment Manager to further evaluate the operations and controls of the Investment Manager. This due diligence visit typically includes a review of the Investment Manager’s investment process, portfolio valuation procedures, trading facilities and relationships with brokers/dealers, the applicable Portfolio Fund’s custodial arrangements and the portfolio valuation process.

To minimize investment risk, the Adviser seeks to create, through the Portfolio Funds, equity exposure to a variety of companies that operate across multiple regions and sectors. To achieve this goal, the Adviser determines the Fund’s allocations amongst the Portfolio Funds based on its perception of current and future market conditions and upon its evaluation of the correlation of the investments and volatility of the Portfolio Funds under various market conditions. The weighting of a particular Portfolio Fund will be dependent upon these factors as well as other risk control considerations and capacity constraints. Risk control considerations include a Portfolio Fund’s concentration in certain securities and its volatility profile. To address capacity constraints, the Fund may increase its allocation to a Portfolio Fund that is closing to new investments while capacity is still available and may redeem from a Portfolio Fund if the Adviser believes that the Fund will be unable to size the position appropriately within the Fund’s portfolio.

Ongoing Due Diligence. The Adviser regularly monitors data provided by the Investment Managers, including performance, portfolio statistics and financial reports. The Adviser may increase, decrease or eliminate the Fund’s investment in a Portfolio Fund or add new Portfolio Funds for various reasons. For example, the Adviser may increase the Fund’s investment in a Portfolio Fund if: (1) its Investment Manager’s investment style/techniques are expected to perform well during current or forecasted market conditions; or (2) greater exposure to the strategies employed by the Portfolio Fund is necessary to hedge against other investment risks to which the Fund is subject (e.g., reallocation of assets from a Portfolio Fund that invests principally in foreign equities to a Portfolio Fund that invests principally in domestic equities in response to global economic forecasts). Conversely, the Adviser may decrease or eliminate the Fund’s investment in a Portfolio Fund if: (1) a new investment opportunity is identified; (2) there is an elevated amount of turnover of investment personnel; (3) there is an unexpected change in portfolio characteristics; or (4) the Portfolio Fund has not performed as expected.

Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders. The Adviser also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds. Generally, in order to avoid and/or limit the generation of these liquidation penalties, the Adviser expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

Investment Limitations Related to Portfolio Funds

The Adviser typically will not invest more than 15% of the Fund’s assets with any one Investment Manager (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions. The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.

Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. The Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser will only consider the interests of the Fund.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Exemption from Registration as a Commodity Pool Operator. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act (“Exemption”). In order to comply with the claimed exemption, the Fund will not participate, directly, or indirectly through its investment in the Portfolio Funds, in commodity futures contracts, commodity options contracts or swaps (collectively, “Commodity Contracts”) for other than bona fide hedging purposes (as defined under the Commodity Exchange Act) unless:

(1)	the aggregate initial margin and premiums required to establish the Commodity Contracts does not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on such contracts); or

(2)	the aggregate net notional value (as defined in the Commodity Exchange Act) of such Commodity Contracts, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on such contracts).

The Fund does not intend to invest in Commodity Contracts directly. The applicability of these limitations to the Fund and other fund of fund products with only indirect exposure to Commodity Contracts through other funds in which they invest is currently under review by the Commodity Futures Trading Association (“CFTC”). If the CFTC amends the Exemption to modify or eliminate the applicability of these restrictions to fund of fund products, the Fund intends to continue to rely on the Exemption and related restrictions as modified.

Borrowing (For Non-Leverage Purposes)

The Fund has the authority to borrow money. Generally, such borrowing will be limited to 25% of the Fund’s total assets at the time of the borrowing.

The Fund may enter into a credit facility with a third-party lender to facilitate borrowing. The Fund currently intends to utilize credit facilities for: (1) satisfying periodic offers to repurchase Institutional Shares when and if authorized by the Board; (2) paying fees and expenses; and (3) making investments in anticipation of the receipt of subscription funds. The Fund may pledge its assets to the third-party lender as collateral for such a credit facility.

The Portfolio Funds may also borrow for similar and other non-leverage purposes and may pledge their assets as collateral for such loans.

Leverage

The Portfolio Funds may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy Equity and Fixed Income Securities), selling short Equity and Fixed Income Securities, using derivatives and participating in other forms of direct and indirect borrowing. If a Portfolio Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed and leverage may result in a Portfolio Fund controlling more assets than the Portfolio Fund has equity. A Portfolio Fund’s returns will increase if the Portfolio Fund earns a greater return on investments purchased with borrowed funds than the cost of borrowing such funds.

Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Institutional Shares when and if authorized by the Board; and (2) pay fees and expenses.

The Fund may not achieve its investment objective when holding cash and cash equivalents.

PRINCIPAL RISKS

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors. It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk. No guarantee or representation is or can be made that the Fund will achieve its investment objective. Investors should carefully consider the risks involved in an investment in the Fund, including but not limited to those discussed below.

In considering an investment in the Fund, prospective investors should read the entire Prospectus and consult their independent financial, tax and legal advisers, and should be aware of the risk factors prior to acquiring Institutional Shares.

The principal risks of the Fund may adversely affect the Fund’s performance.

Borrowing Risk (For Non-Leverage Purposes)

As a creditor, a third-party lender has a first priority claim on any cash and assets held by the Fund, which could reduce or eliminate the liquidity available for periodic repurchase offers, when and if approved by the Board.

In the event that a credit facility utilized by the Fund is terminated by the third-party lender, the Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of a debtor are senior to those of equity investors.

Conflict of Interest Risk

The investment activities of the Adviser and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. The investment strategy and criteria for the Fund may differ from the investment strategy and criteria for other accounts managed by the Adviser, and there may be circumstances where the Fund is purchasing or selling the same or similar securities opposite other funds managed by the Adviser. The management of multiple accounts may also result in the Adviser devoting unequal time and attention to the management of each account. The Adviser may have an incentive to allocate investment opportunities to accounts that pay higher management fees and to prioritize the liquidation of investments held by higher paying accounts over lower fee-paying portfolios. The investment management fees paid to the Adviser by the Fund and other accounts may differ thus creating the incentive for the Adviser to favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments. Each client of the Adviser has its own investment objectives, trades independently and generally does not compete with other clients for investment opportunities. When allocating a limited investment opportunity that is potentially appropriate for several clients, the Adviser may consider a number of factors including each client’s investment objectives and strategies, risk profile, tax status, other assets, liquidity, and timing of cash flows to help ensure that the limited opportunity is allocated fairly. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management fee payable by the Fund and, accordingly, the fees received by the Adviser.

Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by the Adviser, which could present a conflict of interest in the decision to purchase or redeem interests in certain Portfolio Funds.

Cybersecurity Risk

The Fund may suffer an intentional cybersecurity breach such as: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. While the Fund has established cybersecurity procedures and an incident response plan seeking to address such incidents, there are inherent limitations in such procedures and plans and it is not possible to anticipate and prevent every cyber attack.

Fund of Funds Structure Risk

Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act. Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The following additional risks are relevant to the Fund’s implementation of the fund of funds structure:

•	Control Risk. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund. A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories. Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

•	Custody Risk. A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

•	Expense Layering Risk. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager. As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 25% of a Portfolio Fund’s net profits. Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.

•	Foreign Organization Risk. The Fund principally invests in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds. See also “Portfolio Fund Risk – Foreign Investment Risk” below.

•	Implementation Risk. The performance of the Fund depends on the success of the Adviser in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds. The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

•	Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

•	Liquidity Risk. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund). Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals. With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

•	Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals and the departure of any one of these principals may adversely affect the success of the Portfolio Fund’s investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

•	Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. While the Adviser in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

•	Valuation Risk. Ordinarily, the Adviser will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), the Adviser, however, will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation. Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Legal and Regulatory Risk

Securities markets are subject to comprehensive statutes and regulations. Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests. Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds. Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

Liquidity Risk

An investment in the Fund is highly illiquid. A shareholder does not have the right to require the Fund to redeem or repurchase Institutional Shares. Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Institutional Shares they desire to sell. Generally, the maximum number of Institutional Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Institutional Shares’ aggregate NAV as of the repurchase date. Also, if a repurchase offer is oversubscribed, the Fund will generally repurchase only a pro rata portion of the Institutional Shares tendered by each shareholder. In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than the Adviser desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

Institutional Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board. Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Institutional Shares and it is not contemplated that one will develop. Because a shareholder may be unable to sell its Institutional Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn. Also, Institutional Shares may not be readily acceptable as collateral for a loan.

Loss of Investment Risk

An investment in the Fund is subject to loss, including the possible loss of the entire amount invested. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. Past results are not necessarily indicative of the Fund’s future performance.

Market Risk

The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the volatility, value and liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk

The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers. Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time. This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds:

•	Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund. In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of a debtor are senior to those of equity investors.

•	Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

•	Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

•	Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

•	Emerging Markets Risk. In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater. There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

•	Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

•	Fixed Income Securities Risk. Changes in interest rates may reduce the value of Fixed Income Securities. The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates. The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates. In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.

High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with securities with lower interest rates, thus reducing performance.

•	Focus Risk. A Portfolio Fund that invests in a particular market sector will be subject to the risks associated with that sector and may be more adversely affected by risks of that market sector than if the Portfolio Fund invested its assets across multiple market sectors.

•	Foreign Investment Risk. Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties in repatriating funds. Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions. Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income. Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes. There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable. There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S. For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

•	Futures Risk. The price of an Index futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index, the price at which the contract will be settled, the time remaining until the expiration date of the futures contract and the volatility of the Index.

There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of Index futures. If a Portfolio Fund invests in Index futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund. A Portfolio Fund could also experience losses if the Index futures do not offset losses incurred by the Portfolio Fund on other portfolio investments.

Changes in the liquidity of futures (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures. It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested. The buyer of an Index future will suffer losses, which are theoretically unlimited, as the value of the underlying Index declines. The seller of an Index future will suffer losses, which also are theoretically unlimited, as the value of the Index increases. Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical. As a result, a relatively small price movement in an Index futures contract may result in substantial losses to a Portfolio Fund. The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

•	Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Unanticipated changes in the markets or events being hedged or the non- occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

•	Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer. These factors may contribute to substantial price volatility for such investments. The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices. In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

•	Leverage Risk. The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund. In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its long/short equity strategy without leverage. In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

•	Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

•	Long/Short Equity Strategy Risk. The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the Equity Securities utilized to implement the strategy.

Investment Managers may utilize the following Long/Short Equity Techniques the risks of which are as follows:

Relative Value Approach Risk. The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies. If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

Event Driven Approach Risk. The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers. If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach Risk. The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities. If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Directional Trading Approach Risk. The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions. If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities. These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

•	Options Risk. The price of an Index option can be highly volatile and is dictated by a variety of factors including the value of the Index, the Strike Price, the time remaining until the expiration date of the option and the volatility of the Index. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of an Index option. If a Portfolio Fund invests in Index options at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund. A Portfolio Fund could also experience losses if the Index options do not offset losses incurred by the Portfolio Fund.

A small investment in an Index option may have a large impact on the performance of a Portfolio Fund as an Index option may result in losses in excess of amounts invested. The buyer of an Index call and a put option risks losing the entire premium paid to purchase the options. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The seller (writer) of an Index call option assumes the risk of a theoretical unlimited increase in the market value of the Index above the Strike Price. The seller (writer) of an Index put option assumes the risk of a theoretical unlimited decline in the market value of the Index above the Strike Price.

The market for Index options may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of Index options. If Index options cannot be closed out timely due to illiquid secondary markets, losses may result.

•	Short Selling Risk. The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited.

•	Swap Agreements Risk. The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities and the creditworthiness of the participants. There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps.

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities. Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities. Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

Participation in a swap agreement also involves counter-party risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty. If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful.

If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

•	Turnover Risk. The turnover rate within a Portfolio Fund may be significant, potentially involving substantial brokerage commissions and fees. The Fund bears its allocable share of the costs and expenses of the Portfolio Funds.

The above discussion covers the principal risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective shareholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

Rescission Risk. During the period from December 1, 2018 through June 3, 2019, the Fund sold Shares that were not properly registered (the “Covered Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). We are in the process of initiating a rescission offer (the “Rescission Offer”) to certain Fund shareholders who purchased Shares during that timeframe in order to ensure compliance with the Securities Act and limit any contingent liability the Fund might have for selling the Covered Shares. It is not certain that the Rescission Offer will bar claims relating to the Covered Shares. If a person accepts the Rescission Offer, but subsequently asserts a claim against the Fund for an additional remedy, the Fund would expect to assert that the person’s acceptance of the Rescission Offer eliminated any liability the Fund otherwise may have had to that person under Section 12 of the Securities Act. Where the Rescission Offer was rejected, the Fund may continue to be contingently liable for rescission or damages under federal law. Generally, the statute of limitations for enforcement of federal statutory rescission rights by a security holder is one year commencing on the date of the sale of the security sold in violation of the federal registration requirements. The Fund intends to assert among other defenses, in any litigation initiated by a shareholder who did not accept the Rescission Offer, that such shareholder is estopped or otherwise precluded from asserting such a claim. In addition, the Rescission Offer will not prevent regulators from pursuing enforcement actions or imposing penalties and fines against the Fund with respect to any violations of securities laws. In any event, the Rescission Offer is not expected to have a material impact on the Fund’s financial condition or liquidity.

ELIGIBLE INVESTORS

Each prospective investor will be required to represent that he, she or it is acquiring Institutional Shares directly or indirectly for the account of an Eligible Investor. An Eligible Investor is a U.S. person for U.S. federal income tax purposes and who is either:

•	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

•	A natural person whose individual net worth or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000. The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence and (ii) any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Institutional Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Institutional Shares exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Institutional Shares shall be included as a liability for purposes of the net worth calculation;

•	An employee benefit plan within the meaning of ERISA and: (1) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (2) the employee benefit plan has total assets in excess of $5,000,000; or (3) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

•	A trust (1) with total assets in excess of $5,000,000; (2) that was not formed for the purpose of investing in the Fund; and (3) the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	A Trustee or executive officer of the Fund;

•	An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (1) a corporation; (2) a partnership; (3) a limited liability company; (4) an organization described in Section 501(c)(3) of the Code; or (5) a Massachusetts or similar business/statutory trust;

•	Any “bank” as defined in Section 3(a)(2) of the 1933 Act, “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934;

•	An investment company registered under the 1940 Act;

•	A “business development company” within the meaning of Section 2(a)(48) of the 1940 Act;

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

•	A “knowledgeable employee” as that term is defined under Rule 3c-5 of the 1940 Act; or

•	An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the 1933 Act).

After an initial purchase, existing shareholders subscribing for additional Institutional Shares will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Institutional Shares will appear in the subscription agreement that must be completed by each prospective shareholder.

The Distributor and Selling Agents may impose additional eligibility requirements for investors who purchase Institutional Shares through Selling Agents and will notify prospective shareholders of such requirements. If the Distributor imposes additional eligibility requirements, the Distributor will notify current and prospective investors via a supplement (or other revision) to the Prospectus.

Institutional Shares are only offered to Eligible Investors who are U.S. persons for U.S. federal income tax purposes. See “Certain Tax Considerations.”

PLAN OF DISTRIBUTION

Offering of Institutional Shares by the Fund

The Fund continuously offers Institutional Shares at their NAV per Share through the Distributor. The Fund has entered into a Distribution Agreement with the Distributor, 9465 Counselors Row, Suite 200, Indianapolis, Indiana 46240. Pursuant to the Distribution Agreement, the Distributor serves on a best efforts basis, subject to various conditions. The Distributor is not required to buy any Institutional Shares and does not intend to make a market in the Institutional Shares. There is no sales charge for purchases of Institutional Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for providing a compliance review of Fund sales literature and monthly Fund fact sheets prior to use. For the compliance review of quarterly fact sheets, management’s discussion and analysis contained in the annual shareholder report and a maximum of two pages of sales literature per month, the Adviser pays the Distributor an annual fee equal to 0.01%, payable monthly based on the Institutional Shares’ month end NAV (subject to a minimum annual fee of $15,000). Hourly fees ($150-$250 per hour) shall be paid by the Adviser in connection with the Distributor’s compliance review of Fund sales literature in excess of two pages per month.

While the Distribution Agreement authorizes the performance of certain additional distribution-related services subject to payment by the Adviser, the Adviser does not currently intend to subscribe for such services. These additional services include: (1) conversion of Fund business (fee based on business requirements); (2) customized or ad hoc reporting (fee based on scope or reporting requested); (3) electronic advertising campaign ($2,500 per campaign); (4) event-based internal wholesaling ($500-$5,000 per event); (5) customized lists of registered investment advisers ($500 per list); (6) platform conference representation (fee based on conference); and (7) production of monthly Fund fact sheets ($1,500 per quarter).

The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement. The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”). The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the 1933 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund pursuant to the agreement; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (3) the Fund’s failure to comply with any applicable securities laws or regulations; or (4) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and shareholder reports.

The Distributor may engage one or more Selling Agents to assist in the distribution of Institutional Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor, and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Institutional Shares will not be reflected in the performance returns of Institutional Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Institutional Shares, a current shareholder’s ability to tender Institutional Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Institutional Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser and its affiliates shall pay for any distribution, shareholder servicing, marketing and promotional services rendered to the Institutional Shares including payments to Selling Agents for the sale of Institutional Shares and related shareholder services. These expenses are not reflected in the expense table included in this Prospectus. Compensation to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Institutional Shares, payable monthly or quarterly based on the Institutional Shares’ quarter or month end NAV, as applicable. The Adviser shall not pay compensation to any Selling Agent if the payment of such compensation causes the compensation payable to the Distributor under the Distribution Agreement and to all Selling Agents, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds. Payments to Selling Agents create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Institutional Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Institutional Shares, the value upon which any fees payable by the Fund to these entities are based.

Resale of Institutional Shares by Selling Shareholders

This Prospectus also relates to the possible resale by certain of our security holders of up to 157,181.16 Institutional Shares that were issued and outstanding prior to January 30, 2015, the effective date of the Fund’s initial registration statement (1933 Act registration number 33-196691) (the “Pre-Effective Shares”) as further discussed below.

On December 1, 2014, prior to the effective date of the Fund’s initial registration statement, the Adviser, an affiliated person of the Fund, acquired Institutional Shares in return for the initial seed capital ($100,000) required to register Institutional Shares under the 1940 Act.

Simultaneous with the Fund’s Commencement of Operations and prior to the effective date of the Fund’s initial registration statement, the Predecessor Fund terminated and distributed its assets (after the payment of all remaining liabilities and obligations and the establishment of any reserves) to its sole partner, the QP Partnership. Upon receipt, the QP Partnership contributed these assets, consisting principally of Portfolio Funds, to the Fund in return for Institutional Shares. The QP Partnership may be considered under common control with the Fund and thus an affiliated person of the Fund because the Adviser also serves as the investment manager to the QP Partnership.

Each of the QP Partnership and the Adviser acquired their Institutional Shares at NAV per Institutional Share which was calculated consistent with the Fund’s Valuation Procedures. See “Determination of Net Asset Value.” Since Institutional Shares acquired by QP Partnership and the Adviser were not registered under the 1933 Act at the time of acquisition, these transactions were effected pursuant to Section 4(a)(2) of the 1933 Act which exempts transactions by an issuer not involving a public offering.

The following table provides information regarding each Selling Shareholder’s beneficial ownership of Pre-Effective Shares as of May 1, 2019. A person is deemed to be a “beneficial owner” of a security if he or she has or shares the power to vote or direct the voting of the security, has or shares the power to dispose of or direct the disposition of the security, or has the right to acquire the security within sixty (60) days.

Stockholder	Pre-Effective Shares Beneficially Owned Prior to the Offering	Pre- Effective Shares Being Offered	Pre-Effective Shares Beneficially- Owned After the Offering(1)
			Number	Percent of Class
Cross Shore QP Partners, LP	156,181.16	156,181.16	156,181.16	39.47%
Cross Shore Capital Management, LLC	1,000	1,000	1,000	Less than 1%

(1)	For purposes of this table, it is assumed that the Institutional Shares held by the Selling Shareholders are not sold. The Fund does not expect the Selling Shareholders to re-sell their interests in the Institutional Shares to third parties because: (1) the Selling Shareholders acquired the Institutional Shares for investment purposes only and not with any view toward a resale thereof; and (2) the Institutional Shares are subject to substantial restrictions on transferability. Also, the Selling Shareholders have confirmed that they expect to complete any liquidation of their interests in Institutional Shares through participation in repurchase offers by the Fund when and if authorized by the Board. Subsequent to the Fund’s initial registration statement being declared effective on January 30, 2015, the Adviser acquired an additional 12,127.914 Institutional Shares and owns, collectively, inclusive of the Pre-Effective Shares noted above, 3.32%% of Institutional Shares. The 12,127.914 Institutional Shares are not being offered for re-sale pursuant to this Prospectus.

PURCHASES OF SHARES

Eligible Investors who are “Institutional Investors” or individual investors may purchase Institutional Shares. “Institutional Investors” may include: (1) corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities; and (2) Eligible Investors investing through Selling Agents that have entered into an agreement with the Distributor to offer Institutional Shares through a no-load network or platform.

The Fund intends to accept initial and additional purchases of Institutional Shares made by Eligible Investors who are individual or Institutional Investors as of the first Business Day of each calendar month. Institutional Shares will be sold at their NAV per share and may be offered less frequently as determined by the Board in its sole discretion. Institutional Shares are available for purchase through Selling Agents or directly through the Distributors.

Each Eligible Investor must complete a subscription agreement (for initial purchases), and/or such other documentation as required by the Fund (for both initial and subsequent purchases). Generally, the Fund’s transfer agent must receive this documentation at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month). Investors should confirm specific deadlines for receipt of funds and documentation by Selling Agents as those entities may maintain different deadlines. The Fund reserves the right to reject, in whole or in part, any purchase of Institutional Shares and may suspend the offering of Institutional Shares at any time.

The Institutional Shares are not subject to a sales load. The minimum initial investment in the Institutional Shares is $50,000 and the minimum additional investment is $5,000. The Fund may reduce the minimum initial investment amount for Eligible Investors that are officers or Trustees of the Fund and Managing Members and employees of the Adviser. A Selling Agent may impose different investment minimums.

Except as otherwise permitted by the Board, initial and subsequent purchases will be payable in cash and must be made via wire transfer of funds. Payments for each initial and subsequent purchase of Institutional Shares must be made in one installment. Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors. The investor will not become a shareholder of the Fund and will have no rights under the Declaration of Trust until the purchase date. Cleared funds received in advance of dates when Institutional Shares may be subscribed for will be held in a bank account maintained by the Administrator for the benefit of investors in the Fund. The Administrator will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor. If a purchase is rejected, the purchase amount will be returned without interest promptly to the investor.

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When a prospective shareholder opens an account with the Fund, the shareholder will be asked to provide its name, address, date of birth, social security number and other information or documents that will allow the shareholder to be identified. This information will be verified. If the Fund is unable to verify the identity of a prospective shareholder, the Fund may take reasonable steps, including closing your account and redeeming your investment at the NAV per Share next calculated after the Fund decides to close your account.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Institutional Shares that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other Fund service provider. These terms and conditions may affect an investor’s ability to purchase Institutional Shares, or otherwise transact business with the Fund. All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

REPURCHASES OF INSTITUTIONAL SHARES

No Right of Redemption

There is no public market for Institutional Shares and none is expected to develop. Institutional Shares are generally not freely transferable and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund. No shareholder will have the right to require the Fund to redeem Institutional Shares or portions thereof. An investment in Institutional Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Institutional Shares.

Repurchases of Institutional Shares

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Institutional Share or a specific number of Institutional Shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Institutional Shares acquired from shareholders. When the Board determines that the Fund will repurchase Institutional Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will consider the following factors, among others, in making its determination:

•	the recommendation of the Adviser;

•	whether any shareholders have requested to tender Institutional Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Institutional Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Institutional Shares or portions thereof.

Institutional Shares will be repurchased at their NAV. Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Institutional Shares, Institutional Shares will be valued for purposes of determining their repurchase price as of a Valuation Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds. Therefore, in order to finance the repurchase of Institutional Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds. Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs. The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests. The Fund may also borrow money in order to finance the repurchase of Institutional Shares.

In order to permit the Fund to finance the repurchase of Institutional Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders tender the Institutional Shares they wish to sell in the repurchase offer, at least 75 days prior to the Valuation Date. If the Fund borrows money to finance a repurchase of Institutional Shares, the repurchase offer Acceptance Deadline may be less than 75 days prior to the Valuation Date. The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer. A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Institutional Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $25,000 worth of Institutional Shares. A shareholder tendering only a portion of its Institutional Shares for purchase will be required to continue to hold Institutional Shares with a value of at least $25,000 after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its Institutional Shares (after giving effect to the repurchase) to fall below $25,000, the Fund may reduce the amount to be repurchased so that the value of the shareholder’s account is at least $25,000 or the Fund may repurchase all of the shareholder’s Institutional Shares.

Shareholders who tender Institutional Shares in a repurchase offer may not have all of the tendered Institutional Shares purchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will repurchase only a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Institutional Shares are repurchased, that shareholder will cease to be a shareholder.

Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Institutional Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note issued by the Fund entitling such shareholder to be paid, in an amount equal to 100% of the unaudited NAV of such shareholder’s repurchased Institutional Shares, determined as of the Valuation Date. The promissory note, and not cash, will be the only consideration paid promptly after the Valuation Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 75 days prior to the Valuation Date. The promissory note will entitle the shareholder to be paid within 35 calendar days after the Valuation Date, or if the Fund has requested withdrawal of its capital from any Portfolio Funds to fund the repurchase of Institutional Shares, ten (10) Fund Business Days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds, whichever is later.

All repurchases of Institutional Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Institutional Shares for repurchase without the benefit of having current information regarding the value of Institutional Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date that shareholders must tender Institutional Shares and the date they can expect to receive payment for their Institutional Shares from the Fund.

The maximum number of Institutional Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Institutional Shares’ aggregate NAV on the applicable Valuation Date.

As set forth above, when Institutional Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Institutional Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Institutional Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Institutional Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Institutional Shares for repurchase. Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind. Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time. As a result, an investment in the Fund is suitable only for sophisticated investors. Any such in-kind distributions will not materially prejudice the interests of remaining shareholders. See “Principal Risks” above. Repurchases will be effective after receipt of all eligible written tenders of Institutional Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the NAV of the Institutional Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Institutional Shares when making their decision as to whether to tender Institutional Shares for repurchase.

The repurchase of a shareholder’s Institutional Shares by the Fund will generally be a taxable event for the shareholder. Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Institutional Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds. However, payment for repurchased Institutional Shares may require the Fund to liquidate Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Institutional Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Institutional Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds. Repurchase of the Institutional Shares will tend to reduce the amount of outstanding Institutional Shares and, depending upon the Institutional Shares’ investment performance, its net assets. A reduction in the net assets of the Institutional Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Institutional Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Institutional Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board, any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the NAV of the Institutional Shares from the NAV of the Institutional Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Institutional Shares or its investors if Institutional Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Institutional Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Institutional Shares. Repurchases of Institutional Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Institutional Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Institutional Shares of a shareholder or any person acquiring Institutional Shares from or through a shareholder if:

•	the Institutional Shares have been transferred in violation of the Declaration of Trust, or the Institutional Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

•	ownership of the Institutional Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Institutional Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of the Institutional Shares may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Institutional Shares was not true when made or has ceased to be true;

•	with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Institutional Shares; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Institutional Shares.

TRANSFER OF SHARES

Institutional Shares are subject to substantial restrictions on transferability.

Any Institutional Shares held by a shareholder may be transferred only: (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder; or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion). If a shareholder transfers Institutional Shares with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Institutional Shares are transferred is admitted to the Fund as a shareholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a shareholder’s Institutional Shares (or portion of such Institutional Shares) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the Valuation Date of an offer by the Fund to repurchase the Institutional Shares (or portion of the Institutional Shares); and (3) the transfer is one in which the tax basis of the Institutional Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (i.e., certain transfers to affiliates). Notice to the Fund of any proposed transfer of Institutional Shares must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A shareholder that transfers Institutional Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing Institutional Shares, each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of the Declaration of Trust, these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

MANAGEMENT

Board of Trustees

The Board has overall management responsibility for the Fund. See “Board of Trustees” in the Fund’s Statement of Additional Information (the “SAI”) for the names of and other information about the Trustees and officers of the Fund.

Investment Adviser

Cross Shore Capital Management, LLC, Inc., 111 Great Neck Road, Suite 210, Great Neck, New York 11021, serves as the investment adviser to the Fund. Established in 2002, the Adviser has operated as an SEC-registered investment adviser since 2006. The Adviser provides investment advisory services to private investment funds and had not previously managed a registered investment fund. As of June 1, 2019, the Adviser had $302.8 million in assets under management. Victor Linell, Neil Kuttner and Ben Bloomstone are the managing members and sole owners of the Adviser.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.25%, payable monthly based on the Institutional Shares’ month end NAV.

The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser advanced all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Institutional Shares and will seek reimbursement of such costs and expenses from the Fund, subject to the expense limitation.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be included in the Fund’s semiannual report to shareholders for the period ended September 30, 2019.

Portfolio Managers

Victor Linell and Benjamin Bloomstone are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio. Neil Kuttner, a member of the Board and the Chief Operating Officer of the Adviser, may veto investment decisions on the grounds of operational concerns only. Stephan Togher is the Director of Research and supports the portfolio managers in their investment analysis. Messrs. Linell, Bloomstone and Kuttner have served on the Adviser’s Investment Committee since the Fund’s inception on August 1, 2012. Mr. Togher has served on the Adviser’s Investment Committee since the commencement of his employment with the Adviser in September, 2014. Biographical information for Messrs. Bloomstone, Kuttner, Linell and Togher is set forth below.

Benjamin Bloomstone. Benjamin Bloomstone is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Linell. Mr. Bloomstone worked in the financial services industry for 24 years before joining the Adviser in March 2003. From 1989 until 2003, he was a managing director and equity product manager at Credit Suisse First Boston, where he was responsible for institutional equity research sales in the Boston area. Prior to joining Credit Suisse First Boston, Mr. Bloomstone was a principal with Sanford C. Bernstein Co., Inc. (“Bernstein”) in the institutional sales area. He started his career at Price Waterhouse where he was a Certified Public Accountant (“CPA”) in the audit and tax division. Mr. Bloomstone received his B.S. in accounting from the State University of New York at Albany.

Neil Kuttner. Neil Kuttner is a Managing Member of the Adviser and serves as Chief Operations Officer, with responsibility for finance, operations and compliance. Mr. Kuttner worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1982 through 2001, he was employed by Bernstein as a principal, holding positions of chief financial officer and treasurer. After the sale of Bernstein to Alliance Capital in 2000, he worked on a number of special assignments for the combined company and taught tax planning at Lehman College. Mr. Kuttner began his career at Coopers and Lybrand as a CPA and supervising auditor. Mr. Kuttner earned a B.A. in economics from City College of New York and a master’s degree in business administration from the Wharton School.

Victor Linell. Victor Linell is a Managing Member of the Adviser and shares responsibility for the Adviser’s research and the overall investment process with Mr. Bloomstone. Mr. Linell worked in the financial services industry for 24 years before forming the Adviser in November 2002. From 1987 until 2002, he was a principal at Bernstein, where he was responsible for institutional equity research sales for many of Bernstein’s largest accounts, including: Fidelity Management and Research Co., Wellington Management Co., Massachusetts Financial Services Inc. and State Street Research and Management Co. Prior to joining Bernstein, Mr. Linell was a vice president and financial adviser with Shearson Lehman American Express. He started his career at Price Waterhouse where he was a CPA in the audit and tax division. Mr. Linell received his B.S. in accounting from the University of Maryland.

Stephan Togher. Stephan Togher joined the Adviser in September, 2014 as Director of Research. Mr. Togher has over 15 years of experience in the field of alternative investments where he has had direct responsibility for portfolio management, risk management, manager due diligence and operations. From 2010 until joining the Adviser, Mr. Togher was the Director of Research and Co-Chair of the Investment Committee for 6800 Capital (“6800”), an alternative investment advisor specializing in multi-manager funds. At 6800, Mr. Togher oversaw manager due diligence and product development. Before his work at 6800, Mr. Togher was a Managing Director at Fortigent, LLC, where he oversaw their alternative investment platform and the use of hedge fund and other non-traditional investments in client portfolios. Mr. Togher earned a B.A. in Computer Information Systems and an MBA (Finance) from Bernard Baruch College, where he also served as an Adjunct Lecturer in the Department of Mathematics. Mr. Togher holds the Chartered Alternative Investment Analyst (CAIA) designation.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Institutional Shares. The information illustrates the changes in the performance of the Institutional Shares from inception and compares the performance of the Institutional Shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund terminated and distributed its assets (after the payment of all remaining liabilities and obligations and the establishment of any reserves) to its sole shareholder, the QP Partnership. The QP Partnership then contributed the assets to the Fund in return for more than 80% of the ownership interests in the Fund.

The Predecessor Fund maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. Prior to January 2, 2015, the Predecessor Fund was managed by a team of three portfolio managers, whose decisions were subject to review by the Adviser’s Investment Committee. Two of the original portfolio managers of the Predecessor Fund remain as the sole portfolio managers of the Fund.

The performance of Institutional Shares for periods before January 2, 2015 is that of the Predecessor Fund and includes the expenses of the Predecessor Fund. The performance of the Predecessor Fund was adjusted to reflect the Institutional Shares’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses) for its first year of operations as a registered investment company (without giving effect to any fee waivers or expense reimbursements). The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since August 1, 2012). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

After January 2, 2015 and prior to the effective date of the Fund’s initial registration statement on January 30, 2015, the Fund operated as a private investment fund. The Adviser does not manage any other registered investment companies in addition to the Fund.

Cross Shore Discovery Fund –Institutional Shares Performance(1)

Monthly and Year-To-Date Returns since Inception (August 1, 2012)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To Date
2019	6.90%	3.18%	0.71%	1.16%									12.37%
2018	3.60%	-1.40%	-0.77%	0.03%	3.65%	1.31%	0.30%	3.00%	-0.74%	-7.63%	-1.85%	-4.37%	-5.35%
2017	2.49%	1.36%	2.05%	1.81%	2.28%	0.3%	2.30%	0.50%	0.70%	1.41%	0.09%	1.26%	17.74%
2016	-4.64%	-2.10%	0.49%	0.45%	3.01%	-1.56%	2.94%	1.35%	1.56%	-1.30%	0.22%	1.16%	1.3%
2015	-1.01%	3.68%	0.85%	-0.75%	1.21%	0.00%	1.47%	-2.82%	-3.94%	1.89%	0.69%	0.06%	1.09%
2014	0.16%	4.63%	-1.39%	-3.18%	1.99%	1.77%	-2.46%	1.75%	-1.03%	0.90%	1.67%	-0.06%	4.59%
2013	1.68%	0.42%	1.05%	0.12%	2.59%	-0.41%	3.08%	-0.96%	4.56%	1.74%	2.71%	3.62%	21.98%
2012								1.36%(2)	0.82%	-0.33%	-0.25%	-1.20%	0.38%

Average Annual Total Returns as of December 31, 2018

	Fund	HFRX Equity Hedge Index(3)
1 Year	-5.3%	-9.4%
5 Year	3.6%	-0.3%
Since Inception(2)	6.1%	1.9%

Other Performance Data from Inception (August 1, 2012) through December 31, 2018

	Fund	HFRX Equity Hedge Index(3)
Cumulative Return	46.2%	13.1%
Standard Deviation(4)	7.4%	5.3%
Largest Drawdown(5)	13.9%	12.4%
Drawdown - number of months(6)	4	11

(1)	The principal value of the Fund’s Institutional Shares will fluctuate so that an investor’s shares, when redeemed may be lower or higher than the figures shown.

(2)	Inception date for the Fund is August 1, 2012.

(3)	The HFRX Equity Hedge Index is comprised of the constituents within the HFRX Global Hedge Fund Index whose strategies are equity hedge strategies. Equity hedge strategy managers typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Equity hedge strategies involve taking both long and short positions in primarily equity and equity derivative securities, where managers may employ quantitative and fundamental techniques, be broadly diversified or sector specific, use varying amounts of leverage, and maintain a broad range of net exposures, holding periods and market capitalizations.

The HFRX Global Hedge Fund Index is owned and managed by Hedge Fund Research, Inc. (“HFR”). HFR uses a formal methodology for constructing its indices, including the HFRX Global Hedge Fund Index and its various sub-indices, including the HFRX Equity Hedge Index. To be included in the HFRX indices, a hedge fund must: report monthly returns, report net of all fee returns, report assets in US Dollars, have at least $50 million under management, have been actively trading for at least twenty-four (24) months, provide transparency and be open to new investment.

The HFRX Global Hedge Fund Index has approximately 40 constituents. HFR owns, manages, and licenses its indices including the HFRX Global Hedge Fund Index and its various sub-indices, including the HFRX Equity Hedge Index. Investors can access the HFRX indices for investment through HFR Asset Management (https://www.hfram.com/). More information about Hedge Fund Research, Inc., the HFRX Global Hedge Fund Index and the HFRX Equity Hedge Index can be found at https:// www.hedgefundresearch.com/compare-hfr-index-types.

Computation of the HFRX Global Hedge Fund Index returns is based on the actual performance of the managed account established for each constituent, net of fund management fees, incentive fees, dividends and other distributions. HFR uses a model to select and weight constituents of the HFRX Global Hedge Fund Index in order to calculate returns of the HFRX Equity Hedge Index.

Performance for the HFRX index is calculated net of fees daily and is final when published (i.e. not subject to revision).

(4)	Measurement of the investment’s volatility.

(5)	The peak to trough decline of an investment.

(6)	Number of months of a peak to trough decline of an investment.

SERVICES

Administration Transfer Agent and Compliance Services

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, transfer agent and compliance services to the Fund and supplies certain officers to the Fund, including a Secretary, Principal Financial Officer and Principal Accounting Officer, Treasurer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel. Pursuant to a Master Services Agreement, the Fund pays the Administrator a fee for administration and transfer agency services and a separate fee for supplying the Fund’s Chief Compliance Officer and related compliance services. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the average net assets for the prior month.

Fund Accounting Services

Citco Fund Services (USA) Inc. provides fund accounting services to the Fund. Pursuant to a Services Agreement between the Fund and Citco, the Fund pays Citco a basis point fee, subject to fee minimums, for fund accounting services and certain out of pocket expenses.

Custodian

The Huntington National Bank, N.A, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Citco Bank (Canada), 2 Bloor Street East, Suite 2700, Toronto, Ontario M4W 1A8, Canada, serves as the Fund’s foreign subcustodian and custodies the Fund’s interests in the Portfolio Funds.

EXPENSES

Fund Expenses

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All organizational and initial offering costs (unless assumed by the Adviser);

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•	Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials;

•	The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providers including the Adviser;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	All expenses associated with computing Institutional Shares’ NAV, including any equipment or services obtained for these purposes; and

•	Such other types of expenses as may be approved from time to time by the Board.

Portfolio Funds’ Expenses

The Portfolio Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which is expected to range up to 25% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers. These fees payable to Investment Managers are estimates and may be higher or lower.

As an investor in the Portfolio Funds, the Fund will indirectly bear its pro rata allocation of these expenses and fees.

Expense Limitation

The Adviser has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 2.00% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date of reimbursement or reduction if such recoupment does not cause current expenses to exceed the expense limit in effect for Institutional Shares at the time the expenses were paid/waived or any expense limit in effect at time of recoupment. These arrangements will continue until July 31, 2020 and may be terminated by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination. Net expenses of the Fund may increase if the exclusions noted above would apply.

DETERMINATION OF NET ASSET VALUE

The Fund will calculate the NAV of the Institutional Shares as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares. The NAV of the Institutional Shares will equal the value of the assets attributable to the Institutional Shares, less all liabilities of the Institutional Shares, including accrued fund fees and expenses. The Institutional Shares’ NAV per Share equals the NAV of the Institutional Shares divided by the number of outstanding Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Institutional Shares calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator. In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Fund’s valuation date.

Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence review of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principals of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments. Although the Adviser reviews and assesses each Portfolio Fund’s valuation process, neither the Adviser, nor the Board’s Valuation Committee will be able to confirm the accuracy of any NAV information provided by a Portfolio Fund (which are unaudited except for NAV of the Portfolio Fund as of its fiscal year end).

Each Portfolio Fund will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

The valuations reported by a Portfolio Fund and upon which the Fund calculates the NAV of its Institutional Shares, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of each Portfolio Fund are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Institutional Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Institutional Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Institutional Shares’ NAV, the outstanding Institutional Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Institutional Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding shareholders and to the detriment of shareholders who previously had their Institutional Shares repurchased at a NAV per Share lower than the adjusted amount. The same principles apply to the purchase of Institutional Shares. New shareholders may be affected in a similar way.

Expenses of the Institutional Shares, including the Adviser’s management fee and the costs of any borrowings, are accrued and taken into account for the purpose of determining this class’ NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Institutional Shares’ net assets if the judgments of the Adviser should prove incorrect. Also, the fair value of a Portfolio Fund may not be the price at which the Fund’s interests in the Portfolio Fund are ultimately sold.

To the extent the Adviser invests the assets of the Fund in securities or other instruments other than Portfolio Funds (e.g., cash equivalents), the Fund will generally value such assets as described below. Securities traded on one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sales price on the primary exchange on which the securities are traded. Securities not traded on any securities exchange for which over-the-counter market quotations are readily available will be valued at the mean of the last bid and asked prices. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per Share. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service. Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with the Fund’s Valuation Procedures.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to distribute net investment income and capital gains annually as of the last Business Day of each calendar year. Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Institutional Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (844) 300-7828.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Institutional Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following summary does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that shareholders hold Institutional Shares as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this summary. The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

Tax matters summarized herein are very complicated and the tax consequences to an investor of an investment in Institutional Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the Tax Act may have indirect effects on the Fund, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administration changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective shareholders should consult their tax advisors regarding the implications of the Tax Act on their investment in the Fund.

Specifically, the following changes made by the Tax Act affect possible investments by the Fund and the taxation of prospective shareholders. First, the Tax Act reduces the dividend received deduction percentage from 70% to 50% for ordinary dividends paid to corporate shareholders. Thus, a greater percentage of the ordinary dividend paid by the Fund to the corporate shareholder will be subject to income tax. Second, the Tax Act repeals the alternative minimum tax (“AMT”) for corporate shareholders and reduces the number of non-corporate shareholders subject to AMT. With these changes to AMT, the Fund may be more inclined to invest in certain assets, such as private activity bonds, that otherwise might subject the shareholder to AMT. Third, the Tax Act repealed the deduction of investment management fees as miscellaneous itemized deductions. A RIC may deduct these expenses when determining the amount available to be distributed to a shareholder. Thus, a shareholder in the Fund may receive better tax treatment with regard to these expenses than an investor who directly invests in the same investments.

A “U.S. Shareholder” is a beneficial owner of Institutional Shares that is for U.S. federal income tax purposes:

• a citizen or individual resident of the U.S.;

• a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

• a trust, if a court within the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Institutional Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a prospective shareholder of the Fund is a partnership, a partner of such a partnership should consult the partner’s tax advisers with respect to the purchase, ownership and disposition of Institutional Shares.

Election to be Taxed as a RIC

The Fund has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of- income and asset diversification requirements (that are described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, referred to herein as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund

(a)	qualifies as a RIC; and

(b)	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to its shareholders. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year; (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

• derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

• diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

- at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

- no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in “passive foreign investment companies” or “PFICs.” A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes. Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements. Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds. Also, the Foreign Account Tax Compliance Act (called “FATCA”) incorporated into the Code generally will require a PFIC to register with the IRS and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Institutional Shares. Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Institutional Shares and regardless of whether paid in cash or reinvested in additional Institutional Shares. The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election. Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receives such payments in cash or reinvests the distributions into the Fund. A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Institutional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Institutional Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Institutional Shares to such U.S. Shareholder.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” The Medicare tax applies to individuals who have net investment income and adjusted gross income in excess of certain income thresholds set forth in the Code. The Medicare tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining whether the Annual Distribution Requirement is satisfied for any year and the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared. Shareholders who receive distributions in the form of Institutional Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Institutional Shares.

Pursuant to the Fund’s dividend reinvestment program, when the Fund declares a dividend, each shareholder that has not made an election to receive distributions in cash will automatically have their dividends reinvested in additional Institutional Shares. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Institutional Shares. Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources. A shareholder that receives Institutional Shares pursuant to a distribution generally has a tax basis in such Institutional Shares equal to the amount of cash that would have been received instead of Institutional Shares as described above, and a holding period in such Institutional Shares that begins on the Business Day following the payment date for the distribution.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Institutional Shares. Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Institutional Shares sold or otherwise disposed of. Upon such disposition of such Institutional Shares, the Fund will report the gross proceeds and cost basis to such shareholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Share lot identification. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Institutional Shares may not be changed after the settlement date of each such disposition of Institutional Shares. If a shareholder holds its Institutional Shares through a broker (or other nominee), such shareholder should contact the broker (nominee) with regard to the reporting of cost basis and available elections for the shareholder’s account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Institutional Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Institutional Shares held for six (6) months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Institutional Shares. In addition, all or a portion of any loss recognized upon a disposition of Institutional Shares may be disallowed if other Institutional Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Institutional Shares). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 21%. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at the rate set forth in Section 3406 of the Code, from all taxable distributions to any non-corporate U.S. Shareholder: (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding; or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of U.S. Tax-Exempt Shareholders (Acquisition Indebtedness)

U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on unrelated business taxable income or UBTI. UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or indirectly through an interest in another entity) from income-producing property with respect to which there is “acquisition indebtedness” (as defined in the Code) at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or indirectly through an interest in another entity) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

Generally, distributions by the Fund, like distributions by a corporation, will not be taxable to U.S. tax exempt shareholders even if such dividends are attributable to UBTI.

A portion of the dividends and capital gains distributed by the Fund to a U.S. tax-exempt shareholder and attributable to UBTI would, however, be subject to federal income tax if the tax-exempt shareholder borrowed money to acquire its investment in the Fund. Moreover, a U.S. tax-exempt shareholder will recognize UBTI from the sale of some or all of its interest in the Fund if the shareholder has outstanding “acquisition indebtedness” at any time during the twelve month period ending with the date of the sale.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of a Plan, should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the duty to administer the plan for the exclusive purpose of providing benefits to plan participants and their beneficiaries (and for defraying reasonable expenses), the requirement to allocate and diversify Plan assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition to determine whether the Plan’s assets are suitably allocated within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties; and (6) consider the impact of share class and fee structure on the Plan portfolio’s performance.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, the mere fact of a Plan’s investment in the Fund(1) will not create a fiduciary relationship (within the meaning of ERISA) between such Plan and either the Investment Managers or the Adviser and (2) will not cause transactions involving the assets and investments of the Fund to be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require any Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. Subject to certain exemptions, ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and whether an exemption may apply. Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) will be required to execute a subscription agreement on behalf of the Plan and to personally represent that:

•	each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Internal Revenue Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan;

•	the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;

•	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;

•	each Fiduciary responsible for the Plan’s investments has executed the subscription agreement;

•	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;

•	the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;

•	the purchase of the Institutional Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and

•	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Institutional Shares.

DESCRIPTION OF SHARES

The Fund

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”). The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on May 21, 2014. The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

Shares of Beneficial Interest

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share. This Prospectus offers the Fund’s Institutional Shares. Currently, the Fund does not offer any other classes of shares. All distributions will be made ratably among the shareholders according to the number of Institutional Shares held of record.

Institutional Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Shareholder Voting

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and(4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all Shares of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, Shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon. A shareholder will be entitled to one vote for each Share on any matter on which such shareholder is entitled to vote. A shareholder of a class will be entitled to a proportionate fractional vote for each fractional Share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law, the Declaration of Trust or the Trustees, one-third (1/3) of the Institutional Shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter. Except when a larger vote is required by law, the Declaration of Trust or the Trustees, a majority of the Institutional Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

Election and Removal of Trustees

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act. A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Institutional Shares of the Fund.

Amendments to the Declaration of Trust and the By-Laws

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust. Shareholders however, will have the right to vote: (1) on any amendment which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) on any amendment to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) on any amendment for which such vote is required by law; and (4) on any amendment submitted to them by the Trustees.

Please refer to the Declaration of Trust and By-Laws for a more complete discussion of the provisions summarized above.

OTHER INFORMATION

Fiscal/Tax Year End

The Fund’s fiscal and tax year end will be the twelve (12) month period ending March 31.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland OH 44115 serves as the Fund’s independent registered public accountant.

Legal Counsel

Bernstein Shur, 100 Middle Street, P.O. Box 9729, Portland, Maine 04101-5029, serves as legal counsel to the Fund as well as legal counsel to the Trustees who are not “interested persons” (as that term is defined under the 1940 Act) of the Fund.

Control Persons

A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of May 25, 2019, Cross Shore QP Partners, LP owned greater than 25% of the voting securities of the Fund.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of May 1, 2019
Institutional Shares	Unlimited	N/A	41,211,733.63

Inquiries

Inquiries regarding the Fund and its Institutional Shares (including the procedures for purchasing Institutional Shares) should be directed to:

Cross Shore Discovery Fund

C/O Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(844) 300-7828

Rev. November 2016

Privacy Notice

FACTS	WHAT DOES CROSS SHORE DISCOVERY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cross Shore Discovery Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cross Shore Discovery Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (844) 300-7828

Who we are
Who is providing this notice?	Cross Shore Discovery Fund Unified Financial Securities, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does Cross Shore Discovery Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Cross Shore Discovery Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Cross Shore Capital Management, LLC, the investment adviser to Cross Shore Discovery Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Cross Shore Discovery Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Cross Shore Discovery Fund does not jointly market.

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